Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2012
Comprehensive Income (Loss) Disclosure [Abstract]
Comprehensive income (loss) [Text Block]

17. Comprehensive Income/(Loss):
In 2010, other comprehensive income/(loss) decreased with losses of $22,247 relating to the change of the fair value of derivatives that qualify for hedge accounting and the fair value of bonds. In 2011, other comprehensive income/(loss) decreased with losses of $58,242 relating to the change of the fair value of derivatives that qualify for hedge accounting and net settlements on interest rate swaps qualifying for cash flow hedge. In 2012, other comprehensive income/(loss) decreased with losses of $11,705 relating to the change of the fair value of derivatives that qualify for hedge accounting and net settlements on interest rate swaps qualifying for cash flow hedge. As at December 31, 2010, 2011 and 2012, comprehensive income/(loss) amounted to $58,977, $29,350 and $69,424, respectively.